UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2013

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Blvd., Suite 600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 893-0550

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 11, 2013, each of Michael A. Kumin and Peter L. Garran of Great Hill Partners submitted his resignation from the Board of Directors of Spark Networks, Inc. (the “Company”), effective immediately. The Company’s Board of Directors then reduced the size of the entire Board to four members, and there are currently no vacancies. The resignations of Mr. Kumin and Mr. Garran are not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On December 12, 2013, Gregory R. Liberman, the Company’s Chairman, Chief Executive Officer and President, elected to waive the payment in cash of his base salary that was otherwise payable on December 16, 2013 and, in lieu of such cash compensation, acquired 1,906 shares of common stock granted by the Company’s Board of Directors on December 11, 2013 under the Company’s 2007 Omnibus Incentive Plan.

Item 7.01	Regulation FD

On December 11, 2013, the Company issued a press release announcing the resignation of Michael A. Kumin and Peter L. Garran from the Board of Directors. A copy of the press release is attached to this report as exhibit 99.1 and is incorporated by reference herein.

Item 8.01.	Other Events

On November 27, 2013, Gregory R. Liberman was appointed Chairman of the Board of Directors of the Company.

On December 12, 2013, the Company’s Board of Directors authorized the repurchase of up to $5.0 million of the Company’s common stock. The repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1plan, at prices that the Company deems appropriate and subject to market conditions, applicable law, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended, and other factors deemed relevant in the Company’s sole discretion. The Company is not obligated to repurchase any dollar amount or any number of shares of common stock, and the program may be suspended, discontinued or modified at any time, for any reason and without notice. The full text of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated December 11, 2013

99.2	Press release dated December 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: December 17, 2013	By:	/s/ Joshua A. Kreinberg
	Name:	Joshua A. Kreinberg
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Press release dated December 11, 2013

99.2	Press release dated December 16, 2013